Exhibit 99.1

CheckFree Announces Fiscal 2004 Third Quarter Results

     ATLANTA (April 20, 2004) – CheckFree Corporation (NASDAQ: CKFR) today announced third quarter revenue of $155.2 million, representing 10 percent growth over the same period last year. The Company’s GAAP (Generally Accepted Accounting Principles) net income was $7.7 million or $0.08 per share, and underlying net income was $26.5 million, or $0.29 per share. Free cash flow was $41.0 million for the quarter as outlined in Attachment A.

     GAAP Results: Net income for the third quarter was $7.7 million, compared to a net loss of $7.8 million for the same quarter last year. Earnings per share were $0.08 for the third quarter of fiscal 2004, compared to a loss per share of $0.09 for the third quarter of last year. GAAP net cash provided by operating activities was $48.8 million for the third quarter of fiscal 2004, compared to $44.8 million for the same period last year.

     Underlying Results: Underlying net income for the third quarter was $26.5 million, compared to $20.5 million for the same quarter of last year. Underlying earnings per share were $0.29 for the third quarter of fiscal 2004, compared to $0.23 for the third quarter of last year. Underlying net income and earnings per share exclude the amortization of acquisition-related intangible assets, a loss on investments, and related income tax benefits. A reconciliation of CheckFree’s underlying results to its GAAP results is included in Attachment A.

     “The Company’s results this quarter and throughout the year reflect focused execution on our core competencies of electronic billing and payment, investment services, and transaction management software. Our performance in these markets has enabled us to strengthen our leadership role in all three areas. As we finish out the year, CheckFree will continue to leverage and expand on its existing infrastructures, providing high-quality, state-of-the-art products and services for businesses and consumers,” said CheckFree Chairman and Chief Executive Officer Pete Kight.

Third Quarter Highlights

     The Company reported that its Electronic Commerce unit processed more than 152.2 million transactions for the quarter, a 9 percent increase over the previous quarter; and delivered 22.5 million electronic bills, an increase of 22 percent over the previous quarter. Refer to Attachment B for details on the financial performance of CheckFree’s divisions in the third quarter of fiscal 2004 and Attachment C for core electronic billing and payment metrics.

     The Company also recently announced a joint venture with BACS Limited, a United Kingdom-based payment network, that will utilize CheckFree i-Series software and the commercial application BACS offers through the UK banking network to develop and promote consolidated bill payment and presentment to the millions of online consumers in the UK.

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CheckFree Announces Fiscal 2004 Third Quarter Results — Page 2 of 10

Expectations for Fourth Quarter and Fiscal Year

     “For the fourth quarter of 2004, we project revenue in the range of $155 to $160 million, and GAAP earnings per share in the range of $0.06 to $0.10,” said CheckFree Chief Financial Officer, David Mangum. “This equates to underlying earnings per share in the range of $0.28 to $0.30 for the quarter. We now expect full year earnings per share of $0.05 to $0.09 on a GAAP basis, or $1.04 to $1.06 on an underlying basis, and continue to expect free cash flow for the year to approach 15 percent over the $133.5 million posted last year.”

     “Our expectations for the fourth quarter are based on an outlook for essentially steady performance from Investment Services and Software, and sequential quarterly transaction growth of 8 to10 percent in Electronic Commerce,” he continued.

     “Our expectations do not include any financial projections for American Payment Systems. We will share further details with the closure of that transaction later in this fiscal year,” Mangum concluded.

     The difference between GAAP and underlying earnings expected in the fourth quarter is due to acquisition-related intangible amortization expense.

Use of Non-GAAP Financial Information

     Management evaluates the Company’s operations using measures of underlying income, underlying earnings per share, and free cash flow. These financial measures are not prepared in accordance with GAAP and they exclude or include items that represent either non-cash charges that do not impact the Company’s free cash flow or other items that are evaluated separately as they arise. The Company believes these measures are useful to investors because they reflect the performance of the Company’s core operations and are consistent with the Company’s internal performance measures. Further, the Company considers free cash flow to be a measure of liquidity that provides useful information to management and investors about the amount of cash generated by the Company after the acquisition of property and equipment, which can be used for strategic and other purposes. CheckFree’s underlying results and free cash flow should be considered in addition to, and not as a substitute for, our GAAP results.

Conference Call on the Internet

     CheckFree will broadcast its third quarter conference call at 5:00 p.m. (EDT) today to review its financial results for the third quarter ended March 31, 2004, and its expectations for the fourth quarter and fiscal year ending June 30, 2004. To phone into the conference call, dial 1-877-232-1067 anytime after 4:45 p.m. (EDT) and ask for the CheckFree Conference Call. CheckFree will also broadcast the call on the Internet. The live conference call will be accessible through the Investor Center section of the CheckFree corporate Web site at http://www.checkfreecorp.com. A digital replay of the call will be available on the same Web site after 7:00 p.m. (EDT).

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CheckFree Announces Fiscal 2004 Third Quarter Results — Page 3 of 10

About CheckFree (www.checkfreecorp.com)

CheckFree (NASDAQ: CKFR) is the leading provider of financial electronic commerce services and products. Founded in 1981 and celebrating its 23rd year in e-commerce, CheckFree is comprised of three divisions: Electronic Commerce, Software, and Investment Services. CheckFree launched the first fully integrated electronic billing and payment solution in 1997. In the quarter ended March 31, 2004, more than 13 million consumers initiated online payments through services offered by CheckFree’s Electronic Commerce division. Electronic billing and payment is available through more than a thousand financial services organizations, including banks, brokerage firms, Internet portals and personal financial management (PFM) software. At these sites, consumers are able to electronically receive and pay essentially all the bills most common to a U.S. household. CheckFree delivers 22.5 million e-bills each quarter. CheckFree Investment Services provides a broad range of investment management services to thousands of financial institutions nationwide. The division’s clients manage nearly 1.5 million portfolios totaling more than $900 billion in assets. CheckFree’s Software division provides solutions through three operating units: CheckFree ACH Solutions, CheckFree Financial and Compliance Solutions (CFACS), and CheckFree i-Solutions. CheckFree ACH Solutions provides software and services that are used to process more than two-thirds of the nation’s nine billion Automated Clearing House payments, while CFACS provides reconciliation, financial messaging, workflow and compliance software and services to more than 600 organizations in the banking, brokerage, investment management, insurance and credit card industries, among others. CheckFree i-Solutions is the leading provider of e-billing and e-statement software and services for both business-to-consumer and business-to-business applications.

Certain of the Company’s statements in this press release are not purely historical, and as such are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management’s intentions, plans, beliefs, expectations or projections of the future, and include statements in this document regarding forecasts and expectations of revenue, earnings and free cash flow for the fourth quarter of fiscal 2004 and fiscal 2004 as a whole, and the performance of each of our divisions and sequential transaction growth in the fourth quarter of fiscal 2004 (paragraphs 4, 7, 8, 9 and 10). Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company’s business, and other risks and uncertainties detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended June 30, 2003 (filed September 15, 2003); and Quarterly Reports on Form 10-Q for the quarters ended September 30, 2003 (filed November 13, 2003) and December 31, 2003 (filed February 12, 2004). One or more of these factors have affected, and could in the future affect, the Company’s business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the Company, or any other person, that the objectives and plans of the Company will be achieved. All forward-looking statements made in this press release are based on information presently available to management, and the Company assumes no obligation to update any forward-looking statements.

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CheckFree Announces Fiscal 2004 Third Quarter Results — Page 4 of 10

CHECKFREE CORPORATION AND SUBSIDIARIES
Consolidated Condensed Statements of Operations
(Unaudited)
(In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2004	2003	2004	2003
Revenue:
Processing and servicing	$134,826	$121,899	$390,718	$352,398
License fees	7,628	5,703	17,306	16,647
Maintenance fees	7,044	6,563	21,157	19,066
Other	5,740	7,136	17,257	18,930

Total revenue	155,238	141,301	446,438	407,041
Expenses:
Cost of processing, servicing and support	60,732	59,103	180,818	177,994
Research and development	17,199	13,595	48,204	39,104
Sales and marketing	13,126	13,631	38,657	40,582
General and administrative	12,413	9,656	35,608	28,657
Depreciation and amortization	42,381	57,011	135,378	170,987
In-process research and development	—	—	324	—

Total expenses	145,851	152,996	438,989	457,324

Income (loss) from operations	9,387	(11,695)	7,449	(50,283)
Interest, net	1,098	(1,589)	(8,490)	(4,055)
Loss on investments	—	(1,297)	—	(3,228)

Income (loss) before income taxes and cumulative effect of accounting change	10,485	(14,581)	(1,041)	(57,566)
Income tax expense (benefit)	2,789	(6,751)	(172)	(25,247)

Income (loss) before cumulative effect of accounting change	7,696	(7,830)	(869)	(32,319)
Cumulative effect of accounting change	—	—	—	(2,894)

Net income (loss)	$7,696	$(7,830)	$(869)	$(35,213)

Basic income (loss) per share:
Income (loss) before cumulative effect of accounting change	$0.09	$(0.09)	$(0.01)	$(0.36)
Cumulative effect of accounting change	—	—	—	(0.03)

Net income (loss)	$0.09	$(0.09)	$(0.01)	$(0.40)

Weighted average number of shares	89,924	88,949	89,669	88,672

Diluted income (loss) per share:
Income (loss) before cumulative effect of accounting change	$0.08	$(0.09)	$(0.01)	$(0.36)
Cumulative effect of accounting change	—	—	—	(0.03)

Net income (loss)	$0.08	$(0.09)	$(0.01)	$(0.40)

Weighted average number of shares	92,053	88,949	89,669	88,672

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CheckFree Announces Fiscal 2004 Third Quarter Results — Page 5 of 10

CHECKFREE CORPORATION AND SUBSIDIARIES
Consolidated Condensed Balance Sheets
(Unaudited)
(In thousands)

	March 31,	June 30,
	2004	2003
Current assets:
Cash, cash equivalents and investments	$240,646	$282,032
Accounts receivable, net	91,564	81,626
Deferred income taxes	63,243	41,202
Other current assets	10,387	12,243

Total current assets	405,840	417,103
Property and equipment, net	86,223	94,853
Capitalized software and intangible assets, net	857,043	946,976
Investments	77,305	121,615
Other	5,159	6,723

Total assets	$1,431,570	$1,587,270

Current liabilities:
Accounts payable, accrued liabilities and other	$70,142	$73,739
Deferred revenues	36,636	36,543

Total current liabilities	106,778	110,282
Accrued rent and other	3,733	3,419
Long-term obligations, less current portion	2,291	4,192
Deferred income taxes	35,936	28,728
Convertible subordinated notes	—	172,500
Net stockholders’ equity	1,282,832	1,268,149

Total liabilities and stockholders’ equity	$1,431,570	$1,587,270

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CheckFree Announces Fiscal 2004 Third Quarter Results — Page 6 of 10

Attachment A

Calculation of Free Cash Flow
(Unaudited)
(In millions)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2004	2003	2004	2003
Cash provided by operating activities	$48.8	$44.8	$117.2	$115.9
Less: capital expenditures	7.8	4.4	16.9	20.8

Free cash flow	$41.0	$40.4	$100.3	$95.1

The Company defines free cash flow as GAAP net cash from operating activities less capital expenditures.

Cash provided by (used in) investing activities	$4.0	$(17.4)	$3.6	$(51.4)

Cash provided by (used in) financing activities	$3.2	$1.8	$(167.5)	$(1.5)

CheckFree Announces Fiscal 2004 Third Quarter Results — Page 7 of 10

Attachment A (continued)

Reconciliation of GAAP Net Income (Loss) to Underlying Net Income and Earnings (Loss) Per Share
(Unaudited)
(In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2004	2003	2004	2003
Total revenue per GAAP	$155,238	$141,301	$446,438	$407,041
Warrants issued to third party	—	—	—	(644)

Total underlying revenue	$155,238	$141,301	$446,438	$406,397

Net income (loss) per GAAP	$7,696	$(7,830)	$(869)	$(35,213)
Warrants issued to third party	—	—	—	(644)
Amortization of acquisition-related intangible assets	32,069	45,990	104,662	138,304
Write off in-process research and development	—	—	324	—
Call premium and write off of unamortized issuance costs for convertible notes	—	—	7,219	—
Loss on investments	—	1,297	—	3,228
Tax benefit of underlying adjustments	(13,248)	(18,961)	(42,103)	(56,301)
Cumulative effect of accounting change (1)	—	—	—	2,894

Underlying net income	$26,517	$20,496	$69,233	$52,268

GAAP basic weighted average shares outstanding	89,924	88,949	89,669	88,672
GAAP impact of dilutive options and warrants	2,129	—	—	—
GAAP diluted weighted average shares outstanding	92,053	88,949	89,669	88,672
Underlying basic weighted average shares outstanding	89,924	88,949	89,669	88,672
Underlying impact of dilutive options and warrants	2,129	1,082	1,933	341
Underlying diluted weighted average shares outstanding	92,053	90,031	91,602	89,013
GAAP basic income (loss) per share	$0.09	$(0.09)	$(0.01)	$(0.40)
GAAP diluted income (loss) per share	$0.08	$(0.09)	$(0.01)	$(0.40)
Underlying basic income per share	$0.29	$0.23	$0.77	$0.59
Underlying diluted income per share	$0.29	$0.23	$0.76	$0.59

(1)	Effective July 1, 2002, the Company adopted SFAS No. 142 — Accounting for Goodwill and Other Intangible Assets. Upon adoption of SFAS No. 142, the Company no longer amortizes goodwill.

CheckFree Announces Fiscal 2004 Third Quarter Results — Page 8 of 10

Attachment A (continued)

CHECKFREE CORPORATION AND SUBSIDIARIES
Supplemental Underlying Consolidated Condensed Statements of Operations
(Unaudited)
(In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2004	2003	2004	2003
Revenue:
Processing and servicing	$134,826	$121,899	$390,718	$351,754
License fees	7,628	5,703	17,306	16,647
Maintenance fees	7,044	6,563	21,157	19,066
Other	5,740	7,136	17,257	18,930

Total revenue	155,238	141,301	446,438	406,397
Expenses:
Cost of processing, servicing and support	60,732	59,103	180,818	177,994
Research and development	17,199	13,595	48,204	39,104
Sales and marketing	13,126	13,631	38,657	40,582
General and administrative	12,413	9,656	35,608	28,657
Depreciation and amortization	10,312	11,021	30,716	32,683

Total expenses	113,782	107,006	334,003	319,020

Income from operations	41,456	34,295	112,435	87,377
Interest, net	1,098	(1,589)	(1,271)	(4,055)

Income before income taxes	42,554	32,706	111,164	83,322
Income tax expense	16,037	12,210	41,931	31,054

Net income	$26,517	$20,496	$69,233	$52,268

Basic income per share:
Net income	$0.29	$0.23	$0.77	$0.59

Weighted average number of shares	89,924	88,949	89,669	88,672

Diluted income per share:
Net income	$0.29	$0.23	$0.76	$0.59

Weighted average number of shares	92,053	90,031	91,602	89,013

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CheckFree Announces Fiscal 2004 Third Quarter Results — Page 9 of 10

Attachment B

Reconciliation of GAAP Results to Underlying Results by Segment
(Unaudited)
(In thousands)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2004	2003	2004	2003
Electronic Commerce:
Total revenue per GAAP	$115,181	$104,521	$334,224	$299,337
Warrants issued to third party	—	—	—	(644)

Total underlying revenue	$115,181	$104,521	$334,224	$298,693

Operating income (loss) per GAAP	$9,994	$(11,876)	$12,307	$(47,208)
Warrants issued to third party	—	—	—	(644)
Amortization of acquisition-related intangible assets	31,007	43,757	101,577	131,271

Underlying operating income	$41,001	$31,881	$113,884	$83,419

Investment Services:
Total revenue — GAAP and underlying	$21,546	$20,439	$63,304	$60,907

Operating income per GAAP	$4,280	$5,064	$13,343	$14,201
Amortization of acquisition-related intangible assets	205	578	668	2,068

Underlying operating income	$4,485	$5,642	$14,011	$16,269

Software:
Total revenue — GAAP and underlying	$18,511	$16,341	$48,910	$46,797

Operating income per GAAP	$3,697	$3,461	$7,606	$7,174
Amortization of acquisition-related intangible assets	857	1,655	2,417	4,965
Write off in-process research and development	—	—	324	—

Underlying operating income	$4,554	$5,116	$10,347	$12,139

Corporate:
Operating loss — GAAP and underlying	$(8,584)	$(8,344)	$(25,807)	$(24,450)

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CheckFree Announces Fiscal 2004 Third Quarter Results — Page 10 of 10

Attachment C

Core Electronic Billing and Payment Metrics
(in millions, except revenue/transaction, percentages and distribution points)

	Quarter Ended
	3/31/2004	12/31/2003	9/30/2003	6/30/2003	3/31/2003
Transactions
Full Service Transactions
Revenue	$94.0	$91.8	$85.5	$82.6	$81.5
Active Subscribers(1)	5.5	5.0	4.6	4.2	3.9
Transactions	115.5	106.1	94.3	87.5	80.3
Revenue/Transaction(2)	$0.81	$0.87	$0.91	$0.94	$1.01

Payment Services Transactions
Revenue	$12.8	$12.0	$11.9	$12.3	$12.8
Transactions	36.7	33.1	32.4	32.7	31.6
Revenue/Transaction(2)	$0.35	$0.36	$0.37	$0.37	$0.41

Total Transactions	152.2	139.2	126.7	120.2	111.9
Sequential Quarterly Growth	9%	10%	5%	7%	6%

Other Revenue	$8.4	$8.7	$9.2	$11.2	$10.3

e-Bill Delivery
Electronic bills distributed	22.5	18.5	14.7	11.5	8.8
Quarterly sequential growth	22%	26%	27%	31%	30%

Electronic Rate
Electronic payment rate	78%	78%	76%	75%	74%

Consumer Online Access
Distribution points for EBP	1,207	1,120	1,028	949	842

Consumer Reach(3)
Consumers initiating payments	13	12	11	10	9

(1) “Active” refers to subscribers who have viewed or paid a bill in the last 90 days at a Consumer Service Provider that outsources essentially all of its electronic billing and payment (EBP) functions to CheckFree.

(2) Revenue/Transaction is derived by dividing all services and transaction revenue earned in the category by the number of transactions tracked in the category.

(3) Represents the consumers initiating payments through CheckFree-managed services.